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                                 LOAN AGREEMENT

        LOAN AGREEMENT ("Agreement") made as of August 14 , 1996, by and between ILLUMINET, INC., a Delaware corporation ("Borrower"), and RURAL TELEPHONE FINANCE COOPERATIVE, a South Dakota cooperative association ("Lender").

                                    RECITALS

        WHEREAS, Borrower is the surviving corporation of a merger between Independent Telecommunications Network, Inc. ("ITN") and US Intelco Holdings, Inc. (the resulting entity of a merger between US Intelco Holdings, Inc. ("USIH") and US Intelco Networks, Inc. ("USIN");

        WHEREAS, Lender previously had made several loans to ITN, USIH and USIN (collectively the "Predecessor Entities"), as are more fully described in
Schedule 1 hereto;

        WHEREAS, Borrower has agreed to assume, pay, discharge, satisfy and observe all of the liabilities, duties and obligations owed by the Predecessor Entities to Lender;

        WHEREAS, Borrower has requested the extension of the aforesaid loans as well as an additional loan in the amount of $3,894,737.00;

        WHEREAS, Lender is willing to make the extension of loans, as well as the new loan upon the terms and conditions set forth in this Agreement;

        WHEREAS, this Agreement is made in substitution of and in lieu of the original loan agreements ("Original Agreements") made between the Predecessor Entities and Lender as are more fully described in Schedule 1 hereto; and

        WHEREAS, this Agreement shall not be, nor deemed to be, a novation of the indebtedness evidenced by the Original Agreements.

        NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Borrower and Lender do hereby agree as follows:

        1.      CONSTRUCTION AND DEFINITION OF TERMS

        All accounting terms not specifically defined herein shall have the meanings assigned to them as determined by generally accepted accounting principles. In addition to the terms defined elsewhere in this Agreement, unless the context otherwise requires, when used herein, the following terms shall have the following meanings:

        "ADJUSTMENT DATE" shall mean a date or dates, determined by the Lender, after the date of the initial Advance to the Maturity Date.

        "ADVANCE" shall mean an advance as defined in Section 2.02.

        "BUSINESS DAY" shall mean any day that Lender is open for business.



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        "CASH MARGINS" for any year shall mean net income plus depreciation, amortization and any other non-cash charges, less any non-cash credits and principal on long-term debt payable in such year, as calculated on a consolidated basis for Borrower and all its Subsidiaries.

        "CERTIFIED" shall mean that the information, statement, schedule, report or other document required to be "Certified" shall contain a representation of a duly authorized officer of Borrower that such information, statement, schedule, report or other document is true and correct and complete.

        "CLOSING" shall mean the first date on which funds are advanced to Borrower pursuant to each Note issued hereunder.

        "COLLATERAL" shall mean the Mortgaged Property, as such term is defined in the Mortgage, and all proceeds, cash and non-cash, including insurance proceeds, of the foregoing, whether in the possession of Borrower or any other person.

        "COMMITMENT" shall have the meaning set forth in Schedule 1 hereto.

        "DEBT SERVICE COVERAGE RATIO" or "DSC" for any year shall mean (a) total net income or margins plus depreciation, amortization, and interest on long-term debt for such year, divided by (b) principal and interest on long-term debt payable in such year, as calculated on a consolidated basis for the Borrower and all its Subsidiaries.

        "EVENT OF DEFAULT" shall mean any of the events described in Section 8 hereof.

        "FIXED RATE" shall mean the interest rate per annum provided for in
Section 2.03(b)(ii) of this Agreement.

        "INDEBTEDNESS" shall include all items which would properly be included in the liability section of a balance sheet or in a footnote to a financial statement, in accordance with generally accepted accounting principles, including, without limitation, contingent liabilities.

        "LEASES" shall mean any lease of property by which Borrower shall be obligated for rental or other payments which in the aggregate are in excess of $100,000 other than such equipment leases which are in form and substance substantially in conformity with lease agreements in general use in Borrower's industry by companies of size and character similar to Borrower.

        "LIEN" shall mean any statutory or common law consensual or non-consensual mortgage, pledge, security interest, encumbrance, lien, right of set-off, claim or charge of any kind, including, without limitation, any conditional sale or other title retention transaction, any lease transaction in the nature thereof and any secured transaction under the Uniform Commercial Code of any jurisdiction.

        "LOAN" shall mean the loan or loans by the Lender to Borrower, pursuant to this Agreement and the Note, in an aggregate principal amount not to exceed the Commitment.

        "MATURITY DATE" shall mean the maturity date defined in the Note.



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        "MINIMUM NET WORTH TEST" shall be calculated on a consolidated basis for the Borrower and all its Subsidiaries, and shall mean an equity to total asset ratio of at least forty (40) percent. Equity shall be determined by subtracting total liabilities from total assets.

        "MORTGAGE" shall mean the mortgage and security agreement described in
Schedule 1.

        "NET WORTH" shall be calculated on a consolidated basis for the Borrower and all its Subsidiaries taken as a whole and arrived at by subtracting total liabilities from total assets.

        "NOTE" shall mean the Note or Notes executed and delivered by Borrower at or prior to Closing pursuant to Subsection 5.02(a) hereof, and all renewals, replacements, substitutions and extensions thereof.

        "OBLIGATIONS" shall include the full and punctual performance of all present and future duties, covenants and responsibilities due to the Lender by Borrower under this Agreement, the Note, and the Other Agreements, all present and future obligations of Borrower to the Lender for the payment of money under this Agreement, the Note, and the Other Agreements, extending to all principal amounts, interest, late charges and all other charges and sums, as well as all costs and expenses payable by Borrower under this Agreement, the Note, and the Other Agreements, and any and all other present and future monetary liabilities of Borrower to the Lender, whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, related or unrelated to this Agreement, whether or not of the same character or class as Borrower's obligations under this Agreement and the Note, whether or not secured under any other document, instrument or statutory or common law provision, as well as all renewals, refinancings, consolidations, recastings and extensions of any of the foregoing.

        "ORIGINAL AGREEMENTS" shall mean the original loan agreements referred to in Schedule 1 hereto.

        "OTHER AGREEMENTS" shall mean any and all promissory notes, security agreements, assignments, subordination agreements, pledge or hypothecation agreements, mortgages, deeds of trust, leases, contracts, guaranties, instruments and documents now and hereafter existing between the Lender and Borrower, executed and/or delivered pursuant to this Agreement or guaranteeing, securing or in any other manner relating to any of the Obligations, including the instruments and documents referred to in Subsection 5.2 hereof.

        "PAYMENT DATE" shall mean the last day of each of the months referred to in Schedule 1 hereto.

        "PAYMENT NOTICE" shall mean the notice furnished to the Borrower at least quarterly indicating the precise amount of principal and/or interest due on the next ensuing Payment Date, such notice to be sent to the Borrower at least ten (10) days before such Payment Date.

        "PERSON" shall include natural persons, corporations, associations, partnerships, joint ventures, trusts, governments and agencies and departments thereof, and every other entity of every kind.



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        "PREDECESSOR ENTITIES" shall have the meaning as prescribed in the second WHEREAS clause of the Recitals hereto.

        "SUBORDINATED CAPITAL CERTIFICATE" OR "SCC" shall mean a subordinated certificate representing an investment in the Lender purchased by the Borrower in connection with the Loan.

        "SUBSIDIARY" at any time means any entity which is at the time beneficially owned or controlled directly or indirectly by the Borrower, by one or more such entities or by the Borrower and one or more such entities.

        "TERMINATION DATE" shall mean that date which is two (2) year(s) from the date hereof.

        "VARIABLE RATE" shall mean the variable rate established by the Lender from time to time for loans similarly classified pursuant to lender's policies and procedures then in effect.

        2.      LOAN

        2.01 LOAN. The Lender agrees to make the Loan to Borrower subject to all of the terms and conditions of this Agreement and the Other Agreements.

        2.02 ADVANCES. The Lender agrees to make, and the Borrower agrees to request, on the terms and conditions of this Agreement, Advances from time to time at the office of the Lender in Herndon, Virginia, or at such other place as the Lender may designate, not to exceed the Commitment. The Borrower shall give the Lender at least one Business Day prior written notice of the date on which each Advance is to be made. On the Termination Date the Lender may stop advancing funds and reduce the Commitment to the aggregate amount theretofore advanced. The obligation of the Borrower to repay the Advances shall be evidenced by the Note.

        2.03    PAYMENT, AMORTIZATION AND INTEREST RATE

        (a) Payment. The Borrower shall pay on each Payment Date quarterly installments, in an amount as determined by the Lender, of principal and/or interest as shown in the Payment Notice, except that, if not sooner paid, any balance of the principal amount and interest accrued thereon and all other amounts due hereunder shall be due and payable on the Maturity Date. Payment of principal hereunder shall commence after the first full quarter following the initial Advance of funds as set forth in Schedule 1 and on each subsequent Payment Date until the Maturity Date or such earlier date as all amounts due hereunder and on account of the Note shall have been paid in full. Payment of interest hereunder is due on each Payment Date in which a principal balance is outstanding. Principal will be amortized in accordance with the method stated in
Schedule 1 hereto.

The Lender will use, for purposes of calculating the amortization of principal, one of the following interest rates, as applicable:

        (i) If the Borrower elects the Fixed Rate, the Fixed Rate in effect on the Adjustment Date; or



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        (ii)    If the Borrower elects the Variable Rate, the Variable Rate in effect when amortization begins; or

        (iii) If the Borrower elects to convert from one interest rate program to another, the interest rate then in effect for the elected program.

At the Lender's option, all payments shall be applied first to late payment charges due, as hereinafter provided, then to interest accrued to the date of such payment, and then to the reduction of principal balance outstanding.

No provision of this Agreement or the Note shall require the payment, or permit the collection, of interest in excess of the highest rate permitted by applicable law.

        (b) Interest Rate. Each Advance shall be initially made at the Variable Rate. Interest shall be computed from the actual number of days elapsed on the basis of a year of 365 days until the first Payment Date following the initial Advance. Thereafter, interest shall continue to be computed for the actual number of days elapsed on the basis of a year of 365 days unless a Fixed Rate is applicable to the Loan, in which case interest shall be computed on the basis of a 30-day month and 360-day year.

        (i) Variable Rate. If Advances are made at the Variable Rate, it shall apply until the Maturity Date, except as provided herein below.

        (ii) Fixed Rate. If the Borrower elects a Fixed Rate, such Fixed Rate as is available and in effect for loans similarly classified pursuant to Lender's policies and procedures then in effect at the time of the election shall apply to such Advance until the Adjustment Date. Upon notice given by the Borrower five Business Days prior to such Adjustment Date, Borrower may elect to reset the interest rate to such Fixed Rate as is available and in effect at the time of such Adjustment Date. Such reset Fixed Rate shall apply to that portion of the outstanding principal balance of the Loan elected to have a Fixed Rate from the Adjustment Date until a new Adjustment Date or the Maturity Date. If Borrower does not elect to reset the Fixed Rate, the Variable Rate shall apply to the outstanding principal balance of the Loan that had been bearing interest at the Fixed Rate prior to such Adjustment Date, from such Adjustment Date to the Maturity Date.

        (iii)   Conversion to Different Interest Program.

        (A) Variable Rate to Fixed Rate. Subject to the conditions set forth herein, the Borrower may convert from the Variable Rate to the Fixed Rate for any portion or all of the principal amount of the Commitment then outstanding at any time provided the Lender offers a Fixed Rate at such time for similarly classified loans.

        (B) Fixed Rate to Variable Rate. The Borrower may convert from a Fixed Rate to the Variable Rate only on an Adjustment Date.

        2.04 PREPAYMENT. In the event the Borrower prepays all or part of the Loan, the Borrower shall pay such prepayment fee as the Lender may prescribe from time to time in its



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policies in connection with any prepayment of the Loan. All prepayments shall be accompanied by payment of accrued and unpaid interest on the amount of and to the date of the prepayment. All prepayments shall be applied first to fees, second to the payment of accrued and unpaid interest, and then to the unpaid balance of the principal amount of the Loan. If the Loan bears interest at the Variable Rate the Borrower may prepay the Loan or any portion thereof, as the case may be, at any time subject to the terms hereof and said prepayment fee shall be in an amount established by Lender on a cost basis and shall not exceed fifty (50) basis points times the amount being prepaid. If the Loan bears interest at the Fixed Rate, the Borrower may prepay the Loan only on an Adjustment Date or such other date as may be agreed upon by the parties hereto.

        2.05 SUBORDINATED CAPITAL CERTIFICATE. The Borrower shall purchase SCCs corresponding to each Note, as is more fully prescribed in Schedule 1 hereto. Unless otherwise requested in writing by the Borrower prior to the initial Advance and approved by the Lender, the Borrower agrees to purchase SCCs either (1) with each Advance in the amount of five percent (5%) or ten percent (10%) of each such Advance (as specified in Schedule 1), and each such SCC shall be paid for with proceeds of such Advance, or (2) by making payments with Borrower's own funds in twenty equal quarterly installments, commencing with the first full quarter following the initial Advance. If the Borrower elects to pay for SCCs other than from Loan funds, the amount of the Commitment will be correspondingly reduced by said amount when the SCCs are fully paid. If the Borrower obtains Advances hereunder other than for the purpose of purchasing SCCs and fails to pay for the SCCs, then the Lender may make Advances for the account of the Borrower to purchase the SCCs. The Lender agrees to deliver the SCCs on or about the date on which the SCCs have been paid for in full. The SCCs shall bear no interest and shall mature in accordance with the terms thereof.

        3.      SECURITY

        As security for the payment and performance of all of the Obligations, Borrower has entered into the Mortgage pledging and granting to the Lender, and Borrower hereby grants to Lender, a prior and continuing security interest in the Collateral that may be secured by the Mortgage that shall continually exist until all Obligations have been paid in full. If reasonably required by the Lender at any time, Borrower shall make notations, satisfactory to the Lender, on its books and records disclosing the existence of the Lender's security interest in the Collateral. Borrower agrees that, with respect to the Collateral, which is subject to Article 9 of the Uniform Commercial Code, the Lender shall have, but not be limited to, all the rights and remedies of a secured party under the Uniform Commercial Code. The Lender shall have no liability or duty, either before or after the occurrence of an Event of Default hereunder, on account of loss of or damage to, or to collect or enforce any of its rights against, the Collateral, or to preserve any rights against account debtors or other parties with prior interests in the Collateral.

        4.      REPRESENTATIONS AND WARRANTIES

        To induce the Lender to enter into this Agreement, Borrower represents and warrants to the Lender as of the date of this Agreement that:



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        4.01    GOOD STANDING. Borrower is a corporation duly organized validly existing and in good standing under the laws of the state of its incorporation, has the power to own its property and to carry on its business, is duly qualified to do business, and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary.

        4.02 AUTHORITY. Borrower has corporate power and authority to enter into this Agreement and the Mortgage, to make the borrowing hereunder, to execute and deliver all documents and instruments required hereunder and to incur and perform the obligations provided for herein, in the Mortgage, and in the Note, all of which have been duly authorized by all necessary and proper corporate and other action, and no consent or approval of any person, including, without limitation, stockholders and members of Borrower and any public authority or regulatory body, which has not been obtained is required as a condition to the validity or enforceability hereof or thereof.

        4.03 BINDING AGREEMENT. This Agreement has been duly and properly executed by Borrower, constitutes the valid and legally binding obligation of Borrower and is fully enforceable against Borrower in accordance with its terms, subject only to laws affecting the rights of creditors generally, the exercise of judicial discretion in accordance with general principles of equity or because waivers of statutory or common law rights or remedies may be limited.

        4.04 NO CONFLICTING AGREEMENTS. The execution, delivery of and performance by Borrower of this Agreement, the Mortgage and the Note, and the transactions contemplated hereby or thereby, will not: (a) violate any provision of law, any order, rule or regulation of any court or other agency of government, any award of any arbitrator, the charter or by-laws of Borrower, or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Borrower is a party or by which it or any of its property is bound; or
(b) be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such award, indenture, contract, agreement, mortgage, deed of trust or other instrument, or result in the creation or imposition of any Lien (other than contemplated hereby) upon any of the property or assets of Borrower.

        4.05 LITIGATION. There are no judgments, claims, actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower or its properties, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, which may reasonably be expected to result in any material adverse change in the business, operations, prospects, properties or assets or in the condition, financial or otherwise, of Borrower, and Borrower is not, to its knowledge, in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would reasonably be expected to have a material adverse effect on Borrower.

        4.06 FINANCIAL CONDITION. The financial statements of Borrower as at the date set forth in Schedule 1 hereto, heretofore delivered to the Lender, are complete and correct, fairly present the financial condition of Borrower and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. There are no liabilities of



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Borrower, direct or indirect, fixed or contingent, as of the date of such statements which are not reflected therein. There has been no material adverse change in the financial condition or operations of the Borrower from that set forth in said financial statements except changes previously disclosed in writing to the Lender prior to the date hereof.

        4.07 TAXES. Borrower has paid or caused to be paid all federal, state and local taxes to the extent that such taxes have become due, unless the Borrower is contesting in good faith any such tax. Borrower has filed or caused to be filed all federal, state and local tax returns which are required to be filed by Borrower.

        4.08 TITLE TO PROPERTIES. Borrower has good and marketable title to all of its real properties and owns all of its other properties and assets free and clear of any liens.

        4.09 LICENSES AND PERMITS. Borrower has duly obtained and now holds all licenses, permits, certifications, approvals and the like necessary to own and operate its property and business that are required by federal, state and local laws of the jurisdictions in which Borrower conducts its business and each remains valid and in full force and effect.

        4.10 SUBSIDIARIES. Borrower has no Subsidiaries other than Subsidiaries heretofore disclosed to the Lender, or hereafter formed or acquired with the prior written consent of the Lender.

        4.11 CERTAIN INDEBTEDNESS. There is no Indebtedness of Borrower owing to any employee, officer, stockholder or director of the board of Borrower other than accrued salaries, commissions and the like and any Indebtedness subordinated to the Obligations pursuant hereto.

        4.12 LOCATION OF OFFICE. The chief place of business of the Borrower and the office where its records concerning accounts and contract rights are kept is identified in Schedule 1 hereto.

        4.13 REQUIRED APPROVALS. No license, consent, permit or approval of any governmental agency or authority is required to enable the Borrower to enter into this Agreement or to perform any of its obligations provided for herein except as disclosed on Schedule 1 hereto and except with respect to regulatory approvals which may be required in connection with the Lender's enforcement of certain remedies hereunder.

        4.14 ERISA. Each pension plan of Borrower and its Subsidiaries providing benefits for employees of Borrower or such Subsidiary covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereto ("ERISA"), is in compliance with ERISA in all material respects, and no material liability to the Pension Benefit Guaranty Corporation ("PBGC") or to a multiemployer plan has been, or is expected by Borrower or its Subsidiaries to be, incurred by Borrower or such Subsidiary.

        5.      CONDITIONS OF LENDING

        The Lender shall have no obligation to make the initial Advance to Borrower hereunder unless, as of the date of Closing, each of the following conditions precedent shall be satisfied as provided below:



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        5.01    LEGAL MATTERS. All legal matters incident to the consummation of the transactions hereby contemplated shall be satisfactory to counsel for the Lender and to such local counsel as counsel for the Lender may retain.

        5.02 DOCUMENTS. There shall have been delivered to the Lender, fully completed and duly executed (when applicable), the following, satisfactory to the Lender and its counsel:

                (a)     This Agreement and the Note.

                (b) Certified copies, satisfactory to the Lender, of all such corporate documents and proceedings of the Borrower authorizing the transactions herein contemplated.

                (c) A written opinion from Borrower's counsel addressing such legal matters as the Lender or its counsel shall reasonably require.

                (d) The Borrower shall have (i) executed the Mortgage; (ii) if any real property is owned by Borrower, recorded a valid and binding Mortgage granting Lender a first lien in all real property owned by Borrower; (iii) filed financing statements in all jurisdictions necessary to provide Lender a first priority, perfected security interest in all Collateral which may be perfected by the filing of financing statements; and (iv) delivered such other documents as are necessary to create or continue a perfected security interest in favor of the Lender in the Collateral.

        5.03 GOVERNMENT APPROVALS. The Borrower shall have furnished to the Lender true and correct copies of all certificates, authorizations and consents, including without limitation the consents referred to in Section 4.13 hereof, necessary for the execution, delivery or performance by the Borrower of this Agreement, the Note and the Mortgage.

        5.04 REPRESENTATIONS, WARRANTIES AND MATERIAL CHANGE. At Closing and at the date of every subsequent Advance hereunder, all covenants, representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of such time with the same effect as though such covenants, representations and warranties had been made on and as of such date; no Event of Default specified in Section 8 and no event which, with the lapse of time or the notice and lapse of time specified in Section 8 would become such an Event of Default, shall have occurred and be continuing or will have occurred after giving effect to the Advance on the books of the Borrower; there shall have occurred no material adverse change in the business or condition, financial or otherwise, of the Borrower; and nothing shall have occurred which in the reasonable opinion of the Lender materially and adversely affects the Borrower's ability to meet its obligations hereunder.

        5.05 MORTGAGE FILING. Within ten (10) days of acquiring any real property, the Borrower shall cause the Mortgage to be duly recorded as a first mortgage on all real property and the Mortgage or other appropriate documentation shall have been duly filed, recorded or indexed as a security interest in personal property wherever the Lender shall have reasonably requested, all in accordance with applicable law, and the Borrower shall have caused satisfactory evidence thereof to be furnished to the Lender.



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        5.06    SPECIAL CONDITIONS. At Closing and at the time of every
subsequent Advance hereunder, the Lender and its counsel shall be fully satisfied that the Borrower has complied and will continue to comply with any special conditions identified in Schedule 1 hereto.

        5.07 REQUISITIONS. The Borrower will request Advances in form and substance satisfactory to the Lender. Pursuant to the terms and conditions hereof, the Lender will wire the proceeds of the requested Advance to an account as directed by the Borrower.

        6.      AFFIRMATIVE COVENANTS

        Borrower covenants and agrees with the Lender that, until all of the Obligations have been paid in full, Borrower will:

        6.01 MEMBERSHIP. Remain or an affiliate thereof will remain, a member in good standing of the Lender.

        6.02    FINANCIAL STATEMENTS AND OTHER INFORMATION. Furnish to the
Lender: (a) financial statements as required by the Mortgage; (b) such other information, reports or statements concerning the operations, business affairs and/or financial condition of Borrower as the Lender may reasonably request from time to time; and (c) promptly upon their becoming available information, in form and substance satisfactory to Lender, notification of any and all changes or modification of licenses, permits, certifications, approvals and the like necessary for Borrower to own or operate its business or a substantial part of its business.

        6.03 FINANCIAL RATIOS. Subject to applicable laws and rules and orders of regulatory bodies, and to events which in the reasonable judgment of the Lender are beyond the control of the Borrower, so operate and manage its business as to achieve DSC of not less than 1.25, said ratio being determined by averaging each of the two highest annual ratios during the three most recent fiscal years.

        6.04 ANNUAL CERTIFICATE. Within one hundred twenty (120) days after the close of each calendar year, commencing with the year in which the initial Advance hereunder shall have been made, deliver to the Lender a written statement signed by the general manager or similar senior presiding officer stating that to the best of said person's knowledge, the Borrower has fulfilled all of its Obligations under this Agreement, the Note, and the Mortgage throughout such year or, if there has been a default in the fulfillment of any such Obligations, specifying each such default known to said person and the nature and status thereof.

        6.05 USE OF PROCEEDS. Use Advances made hereunder and under the Note only for the purpose identified in Schedule 1 hereto and for the payment of the costs, expenses and fees incident to this Agreement and for no other purpose whatsoever without the prior written consent of the Lender.

        6.06 SPECIAL AFFIRMATIVE COVENANTS. During the term hereof, Lender and its counsel shall be fully satisfied that the Borrower has complied and will continue to comply with any special affirmative covenants identified in Schedule 1 hereto.



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        7.      NEGATIVE COVENANTS.

        7.01 NOTICE. Borrower covenants and agrees with the Lender that Borrower will not, directly or indirectly, without giving written notice to the Lender thirty (30) days prior to the effective date of any change:

                (a) Change Location of Chief Place of Business. Change location of the Borrower's chief place of business.

                (b)     Change of Name. Change the name of Borrower.

        7.02 CONSENT. Borrower covenants and agrees with the Lender that Borrower will not, directly or indirectly, without the prior written consent of the Lender:

                (a) Control. Alter or permit alteration of control of the Borrower. Control shall be as defined by regulations for telephone companies issued by the Federal Communications Commission ("FCC").

                (b)     Subsidiaries. Form or acquire any Subsidiaries.

                (c) Additional Indebtedness. Borrow money on a secured basis from any other lender or incur any additional secured indebtedness; borrow money or incur any unsecured indebtedness in excess of five percent of total assets; or enter into or allow any of its Subsidiaries to enter into any Leases, unless at that time Borrower meets the Minimum Net Worth Test. If Borrower meets the Minimum net Worth Test, then Borrower may incur additional indebtedness or enter into Leases (or allow any of its Subsidiaries to enter into Leases) without prior written approval of Lender provided the Borrower meets the Minimum Net Worth Test after incurring such additional indebtedness or entering into such Leases; provided, further, however, Borrower must give at least thirty
                        (30) days written notice to Lender prior to incurring any additional indebtedness or entering into such Leases.

        7.03 DIVIDENDS AND OTHER CASH DISTRIBUTIONS. The Borrower will not, in any one calendar year, without the prior approval in writing of the Lender
(i) declare or pay any dividends or make any other distribution to its stockholders with respect to its capital stock; (ii) purchase or redeem or retire any of its capital stock; or (iii) pay any management fees or if already paying a management fee, pay an increase in management fees unless with respect to any of the foregoing (after giving effect to such transaction) (a) Borrower meets the Minimum Net Worth Test and (b) the payment of such dividend, the making of such distribution, or the purchase, redemption or retirement of such stock, individually or in the aggregate, does not exceed twenty-five percent (25%) of the prior fiscal year-end Cash Margins in any one calendar year. In no event may the Borrower make such a distribution or payment when there is unpaid any due installment of principal and/or interest on the Note or if the Borrower is otherwise in material default of any provision of this Agreement or would be in material default hereunder as a result of such distribution or payment.

        7.04 SPECIAL NEGATIVE COVENANTS. During the term hereof, Lender and its Counsel shall be fully satisfied that the Borrower has complied and will continue to comply with any special negative covenants identified in Schedule 1 hereto.

        8.      EVENTS OF DEFAULT

        The occurrence of any one or more of the following events shall constitute an "Event of Default":

                (a) REPRESENTATION AND WARRANTIES. Any representation or warranty made herein, in any of the Other Agreement or in any statement, report, certificate, opinion, financial statement or other document furnished or to be furnished in connection with this Agreement or the Other Agreements shall be false or misleading in any material respect.

                (b) PAYMENT. Failure of Borrower to make any of the payment Obligations, including, without limitation, any sum due the Lender under this Agreement or any of the Other Agreements, when and as the same shall become due, whether at the due date thereof, by demand, by acceleration or otherwise.

                (c) OTHER COVENANTS. Failure, in any material respect, of Borrower to observe or perform any warranty, covenant or condition to be observed or performed by Borrower under this Agreement or any of the Other Agreements.

                (d) CORPORATE EXISTENCE. The Borrower shall forfeit or otherwise be deprived of its corporate charter, franchises, permits, easements, consents or licenses required to carry on any material portion of its business.

                (e) OTHER OBLIGATIONS. Default by the Borrower in the payment when due, beyond any applicable grace period, of any money owed by the Borrower, whether principal, interest, premium or otherwise, under any other agreement for borrowing money in an amount in excess of 5% of total assets, whether or not such borrowing is secured.

                (f) BANKRUPTCY. A court shall enter a decree or order for relief with respect to the Borrower or any Subsidiary or guarantor (if any) in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official, or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days or the Borrower or any Subsidiary or guarantor (if any) shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or under any such law, or consent to the appointment or taking of possession by a receiver, liquidator, assignee, custodian or trustee, of a substantial part of its property, or make any general assignment for the benefit of creditors.

                (g) DISSOLUTION OR LIQUIDATION. Other than as provided in subsection (f) above, the dissolution or liquidation of the Borrower or any Subsidiary or guarantor (if any), or failure by the Borrower or any Subsidiary or guarantor promptly to forestall or remove any execution, garnishment or attachment of such consequence as will impair its ability to continue its business or fulfill its obligations and such execution, garnishment or attachment shall not be vacated within sixty (60) days.

                (h) FINAL JUDGMENT. A final non-appealable judgment in excess of $100,000 shall be entered against the Borrower and shall remain unsatisfied or without a stay for a period of ninety (90) days.

        9.      RIGHTS AND REMEDIES

        9.01 RIGHTS AND REMEDIES OF THE LENDER. Under the occurrence of an Event of Default, the Lender may, subject to:

        (i) Thirty (30) days prior written notice during which time Borrower shall have the opportunity to cure said Event of Default except with respect to Obligations pursuant to 8(b), 8(f) and 8(g) above which shall require no notice or demand and shall have no period to cure; and

        (ii) compliance, if required, with the rules and regulations of the FCC and any state public service or utilities commission having jurisdiction;

exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to all rights and remedies available to the Lender under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:

                (a) Declare all unpaid principal outstanding on the Note, all accrued and unpaid interest thereon, and all other Obligations to be immediately due and payable and the same shall thereupon become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

                (b) Institute any proceeding or proceedings to enforce the Obligations owed to, or any Liens in favor of the Lender.

                (c) Pursue all rights and remedies available to the lender that are contemplated by the Mortgage in the manner, upon the conditions, and with the effect provided in the Mortgage, including but not limited to a suit for specific performance, injunctive relief or damages.

                (d) Pursue any other rights and remedies available to the Lender at law or in equity.

        9.02 CUMULATIVE NATURE OF REMEDIES. Nothing herein shall limit the right of the Lender, subject to notice and right to cure provisions contained herein, to pursue all rights and remedies available to a creditor following the occurrence of an Event of Default subject to compliance, if required, with the rules and regulations of the FCC and any state public service or utilities commission having jurisdiction. Each right, power and remedy of the lender in this Agreement and/or the Other Agreements shall be cumulative and concurrent, and recourse to one or more rights or remedies shall not constitute a waiver of any other right, power or remedy.

        9.03 COSTS AND EXPENSES. Borrower agrees to pay and to be liable for any and all reasonable expenses, including reasonable attorney's fees and court costs, incurred by the Lender in exercising or enforcing any of its rights hereunder or under the Other Agreements, together with interest thereon at the rate and determined in the manner provided in the Mortgage. Subject to the Mortgage and applicable law, the Lender may apply all Collateral and proceeds of all Collateral to the Obligations in any manner which the Lender, in its reasonable discretion, deems appropriate, and Borrower will continue to be liable for any deficiency.

        9.04 LATE PAYMENT CHARGES. If payment of any principal and/or interest due under the terms of the Note is not received at the office of the Lender in Herndon, Virginia, or as the Lender may otherwise designate to the Borrower, within such time period as the Lender may prescribe from time to time in its policies in connection with any late payment charges (such unpaid amount of principal and/or interest being herein called the "delinquent amount" and the period beginning after such due date until payment of the delinquent amount being herein called the "late-payment period"), the Borrower will pay to the Lender, in addition to all other amounts due under the terms of the Note, the Mortgage, and this Agreement, any late-payment charge as may be fixed by the Lender from time to time, on the delinquent amount for the late-payment period. Provided, however, no late payment charge shall exceed an amount equal to the then prevailing bank prime rate published in the "Money Rates" column of the Eastern addition of the Wall Street Journal plus three percent (3%) per annum on the delinquent amount computed over the late-payment period on the basis of a 365-day year.

        9.05 LENDER'S SETOFF. The Lender shall have the right, in addition to all other rights and remedies available to it, to setoff and to recover against any or all of the Obligations due to Lender, any monies now and hereafter owing to Borrower by the Lender. Borrower waives all rights of setoff, deduction, recoupment and counterclaim.

        10.     MISCELLANEOUS

        10.01 PERFORMANCE FOR BORROWER. Borrower agrees and hereby authorizes that the Lender may, in its sole discretion, but the Lender shall not be obligated to, advance funds on behalf of Borrower without prior notice to Borrower, in order to insure Borrower's compliance with any material covenant, warranty, representation, or agreement of Borrower made in or pursuant to this Agreement or any of the Other Agreements, to preserve or protect any right or interest of the Lender in the Collateral or under or pursuant to this Agreement or any of the Other Agreements, including without limitation, the payment of any insurance premiums or taxes and the satisfaction or discharge of any judgment or any Lien upon the Collateral or other property or assets of Borrower; provided, however, that the making of any such advance by the Lender shall not constitute a waiver by the Lender of any Event of Default with respect to which such advance is made nor relieve Borrower of any such Event or Default. Borrower shall pay to the Lender upon demand all such advances made by lender with interest thereon at the rate and determined in the manner provided in the Note. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted the Lender hereunder to the extent permitted by law.

        10.02 EXPENSES AND FILING FEES. Whether or not any of the transactions contemplated hereby shall be consummated, Borrower agrees to pay to the Lender at Closing or thirty (30) days after the execution and delivery hereof, whichever is earlier, all expenses of the Lender in connection with the filing or recordation of all financing statements and instruments as may be required by the Lender at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to recordation of any document or instrument in connection herewith. Borrower agrees to save harmless and indemnify the Lender from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes, recording costs incurred by the Lender in connection with this Agreement. The provisions of this Subsection 10.02 shall survive the execution and delivery of this Agreement and the payment of all other Obligations.

        10.03 WAIVERS BY BORROWER. Borrower hereby waives, to the extent the same may be waived under applicable law: (a) in the event the Lender seeks to repossess any or all of the Collateral by judicial proceedings, any bond(s) or demand(s) for possession which otherwise may be necessary or required; (b) presentment, demand for payment, protest and notice of nonpayment and all exemptions; and (c) substitution, impairment, exchange or release of any collateral security for any of the Obligations. Borrower agrees that the Lender may exercise any or all of its rights and/or remedies hereunder and under the Other Agreements without resorting to and without regard to security or sources of liability with respect to any of the Obligations.

        10.04 WAIVERS BY THE LENDER. Neither any failure nor any delay on the part of the Lender in exercising any right, power or remedy hereunder or under any of the Other Agreements shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        10.05 LENDER'S RECORDS. Every statement of account or reconciliation rendered by the Lender to Borrower with respect to any of the Obligations shall be presumed conclusively to be correct and shall constitute an account stated between the Lender and Borrower unless, within ten (10) Business Days after such statement or reconciliation shall have been mailed, postage prepaid, to Borrower, the Lender shall receive written notice of specific objection thereto.

        10.06 MODIFICATIONS. No modification or waiver of any provision of this Agreement, the Note or any of the Other Agreements, and no consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

        10.07 NOTICES. All notices, requests and other communications provided for herein including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement shall be given or made in writing (including, without limitation, by telecopy) and delivered to the intended recipient at the "Address for Notices" specified below; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a mailed or telecopied notice, upon receipt, in each case given or addressed as provided for herein. The Address for Notices of the respective parties are as follows:

                             Rural Telephone Finance Cooperative
                             Woodland Park
                             2201 Cooperative Way
                             Herndon, Virginia 22071-3025
                             Attention:  Loan Officer
                             Fax:  703-709-6776

                             The Borrower:

                             The address set forth in
                             Schedule 1 hereto

        10.08   GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL

        (a) THE PERFORMANCE AND CONSTRUCTION OF THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

        (b) BORROWER HEREBY SUBMIT(S) TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES COURTS LOCATED IN VIRGINIA AND OF ANY STATE COURT SO LOCATED FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE ESTABLISHING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        (c) EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR

RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        10.09 HOLIDAY PAYMENTS. If any payment to be made by the Borrower hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment.

        10.10 RESCISSION FEE. The Borrower may elect not to borrow all or any portion of the Loan, in which event the Lender shall release the Borrower from its obligations hereunder provided the Borrower complies with such terms and conditions as the Lender may impose for such release including, without limitation, payment of any rescission fee which shall not exceed fifty (50) basis points times the amount of the Commitment being rescinded.

        10.11 SURVIVAL; SUCCESSORS AND ASSIGNS. All covenants, agreements, representations and warranties made herein and in the Other Agreements shall survive Closing and the execution and delivery to the Lender of the Note, and shall continue in full force and effect until all of the Obligations have been paid in full. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of Borrower which are contained in this Agreement and the Other Agreements shall inure to the benefit of the successors and assigns of the Lender.

        10.12 USE OF TERMS. The use of any gender or the neuter herein shall also refer to the other gender or the neuter and the use of the plural shall also refer to the singular, and vice versa.

        10.13 SEVERABILITY. If any term, provision or condition, or any part thereof, of this Agreement or any of the Other Agreements shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement, the Note, and the Other Agreements shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

        10.14 MERGER AND INTEGRATION. This Agreement and the attached exhibits and matters incorporated by reference contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any part hereto, which is not contained herein, shall be valid or binding.

        10.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

        10.16 HEADINGS. The headings and sub-headings contained in this Agreement are intended to be used for convenience only and do not constitute a part of this Agreement.

        10.17 ASSIGNMENT. The Lender may assign its rights and obligations under this Agreement and the Other Agreements without the consent of Borrower; provided, however, that no such assignment shall result in terms or conditions less favorable to Borrower. The Borrower may not assign any of its rights of obligations under this Agreement or the Other Agreements without the prior written consent of the Lender.

        10.18 RIGHT TO INSPECT. The Borrower shall permit representatives of the Lender at any time during normal business hours to inspect and make abstracts from the books and records pertaining to the Collateral, and permit representatives of the Lender to be present at Borrower's place of business to receive copies of all communications and remittances relating to the Collateral, all in such manner as the Lender may reasonably require.

        10.19 CONSENT TO PATRONAGE CAPITAL DISTRIBUTIONS. Borrower hereby consents that the amount of any distributions with respect to Borrower's patronage which are made in written notices of allocation (as defined in Section 1388 of the Internal Revenue Code of 1986, as amended ("Code"), including any other comparable successor provision) and which are received from Lender will be taken into account by Borrower at their stated dollar amounts in the manner provided in Section 1385(a) of the Code in the taxable year in which such written notices of allocation are received.

        10.20 FURTHER ASSURANCES. The Borrower will, upon demand of the Lender, make, execute, acknowledge and deliver all such further and supplemental indentures of mortgage, deeds of trust, mortgages, financing statements, continuation statements, security agreements and/or any other instruments and conveyances as may be reasonably requested by the Lender to effectuate the intention of this Agreement and to provide for the securing and payment of the principal of and interest on the Note according to the terms thereof.

        10.21 LENDER'S APPROVAL. Wherever prior written approval of Lender is required under the terms and conditions of this Agreement, Lender hereby agrees to not unreasonably withhold said approval.

        10.22 SCHEDULE 1. Schedule 1 attached hereto is an integral part of this Agreement.

                IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement under seal as of the date first above written.


                                        ILLUMINET, INC.

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

(SEAL)

Attest:
       -----------------------------
            Assist. Secretary

                                        RURAL TELEPHONE FINANCE COOPERATIVE

                                        By:
                                           -------------------------------------

(SEAL)                                  Title:  Assistant Secretary-Treasurer


Attest:
       -----------------------------
       Assistant Secretary-Treasurer

                                   SCHEDULE 1

1.      The Original Agreements and the current Notes are:

---------------------------------------------------------------------------------------------------
                             Original               Amount
New Loan       Original      Agreement  Note        Outstanding    SCC       Maturity  Loan
Number         Loan Number   Date       Amount      As of7/30/96   Amount    Date      Purpose
---------------------------------------------------------------------------------------------------
WA 812-A-01    WA 800-A-01   6/15/90    $4,996,670  $4,328,087.27   $499,670  6/15/2010 Headquarters
                                                                                        construction
---------------------------------------------------------------------------------------------------
WA 812-A-02    WA 806-A-02   3/9/95     $1,167,111  $1,140,879.64   $116,711  3/9/2015  Acquisition
                                                                                        of real
                                                                                        property/
                                                                                        operating
                                                                                        capital
---------------------------------------------------------------------------------------------------
WA 812-A-03    WA 806-A-03   3/9/95     $1,504,444  $1,470,631.26   $150,444  3/9/2015  Operating
                                                                                        capital
---------------------------------------------------------------------------------------------------
WA 812-A-04    WA 801-A-03   10/9/95    $3,078,947  $2,799,158.60   $153,947  10/9/2000 Refinance
                                                                                        Northern
                                                                                        Telecom debt
---------------------------------------------------------------------------------------------------
WA 812-A-05    WA 801-A-04   10/9/95    $4,689,474  $  842,105.00   $234,474  10/9/2000 Finance SS7
                                                                                        Network
                                                                                        expansion
---------------------------------------------------------------------------------------------------
WA 812-A-06         --          --      $3,894,737      -0-         $194,737  5 years   Finance
                                                                              from      equity
                                                                              even      investment
                                                                              date      in
                                                                              herewith  Authentix,
                                                                                        Inc. and
                                                                                        capital
                                                                                        expenses for
                                                                                        a cellular
                                                                                        fraud
                                                                                        prevention
                                                                                        service
---------------------------------------------------------------------------------------------------


The "Commitment" shall mean the Note amount for each particular Note referenced above.

2. The Mortgage is the Consolidated Mortgage and Security Agreement by and between Borrower and Lender dated as of even date herewith.

3. The months relating to the Payment Date are March, June, September and December.

4. The method of amortization referred to in Section 2.03 shall be based upon the level debt service method for all of the Notes issued hereunder.

5. The date of Borrower's financial statement referred to in Section 4.06 is June 30, 1995 for ITN and December 31, 1995 for USIH.

6. The chief place of business referred to in Section 4.12 and the address of the Borrower referred to in Section 10.07 is 4501 Intelco Loop, S.E. Olympia, WA 98507.

7. The government authorities referred to in Section 4.13 are not applicable.

8.      The special conditions referred to in Section 5.06 are not applicable.

9. The special affirmative covenants referred to in Section 6.06 are not applicable.

10. The special negative covenants referred to in Section 7.04 are not applicable.